Q4 and FY 2017 Financial Results March 9, 2018

Safe Harbor 2 The information made available in this presentation contains forward-looking statements which reflect the Company’s current view of future events, results of operations, cash flows, performance, business prospects and opportunities. Wherever used, the words "anticipate," "believe," "expect," "intend," "plan," "project," "will continue," "will likely result," "may," and similar expressions identify forward-looking statements as such term is defined in the Securities Exchange Act of 1934. Any such forward-looking statements are subject to risks and uncertainties and the Company's actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities could differ materially from historical results or current expectations. Some of these risks include, without limitation, the impact of economic and industry conditions, competition, food and drug safety issues, store expansion and remodeling, labor relations issues, costs of providing employee benefits, regulatory matters, legal and administrative proceedings, information technology, security, severe weather, natural disasters, accounting matters, other risk factors relating to our business or industry and other risks detailed from time to time in the Securities and Exchange Commission filings of DRH. Forward-looking statements contained herein speak only as of the date made and, thus, DRH undertakes no obligation to update or publicly announce the revision of any of the forward- looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

Who We Are NASDAQ: SAUC IPO: 2008 Market capitalization $40M Largest Buffalo Wild Wings Franchisee › Leading operator › Strong cash generator › 65 BWW locations › Recent share price $1.49 › 52 week range $1.30 - $4.12 › Insider ownership 50% › Institutional ownership 17% › Shares outstanding 26.7M 3 Pure play franchisee with scale and track record of accretive acquisitions Market data as of March 6, 2018 (Source: S&P Capital IQ); Ownership as of most recent filing

2017 Key Information Sales of $165.5M, down 0.6% vs. last year Negative impact from Hurricane Irma and revenue deferral related to new loyalty program and overall reduced traffic, partially offset by addition of 53rd week in 2017 Same Store Sales off 3.7% Adjusted EBITDA of $19.9M, 12.0% of sales Restaurant-level EBITDA of $28.3M, 17.1% of sales Strong Free Cash Flow of $8.6M Net cash from operations of $12.7M, down from $17.0M in 2016; FCF improved $3.6M on reduced cap ex Cost of sales up 134 basis points vs. 2016, as wing prices were high throughout most of the year Margin down 2 pts. vs. 2016 as a result of record high food costs through most of 2017 Slower traffic across the system throughout much of 2017, particularly the fourth quarter 4 Sales S-S-S EBITDA Margins Cashflow

Adjusted EBITDA Bridge 5 Cost of sales, driven by record high chicken wing prices, accounted for over 65% of the year-over-year decline in EBITDA, followed by the impact of slower traffic and Hurricane Irma closures; operating expenses were held in check despite the sales headwinds * Other includes: Occupancy ($0.4M) driven by NROs, Other Opex ($0.3M) driven by delivery expense, Compensation ($0.6M) driven by minimum wage increases and management labor $18.5 $18.5 $19.4 $19.9 $2.0 $2.9 $1.4 $23.3 $1.5 $0.9 $0.5 FY 2016 Adj. EBITDA 53rd Week Impact Sales Impact COS (Traditional Wings) *Other Restaurant Level Initiatives G&A Reductions FY 2017 Adj. EBITDA

EBITDA Headwinds – Outlook Headwinds: 2017 Current Outlook Sales ▪ Promotion driven, value seeking consumer without cohesive brand strategy ▪ Major shift in brand media strategy results in significant negative trend departure from CD industry in H2 2017 ▪ NFL viewership down ▪ New approach under changed ownership – proven track record • Media, promotion, food and beverage strategy ▪ Seasoning of loyalty program Cost of sales ▪ Record high wing prices weigh down margins ▪ Wing market has corrected 6 Corrective Action: 2017 Current Outlook Labor ▪ Offset labor inflation and sales deleveraging with labor productivity improvements ▪ Savings and productivity initiatives will carry over into the future ▪ We should benefit from leverage of sales lift going forward Operating Expenses ▪ Tight management of operating expenses to offset sales deleveraging General & Administrative ▪ Labor reduction ▪ Expense reduction ▪ Sales and COS pressure offset by productivity and savings initiatives, coupled with tight capex management ▪ Net EBITDA impact applied tension to bank covenants – negotiated significant covenant relief for 8 quarters allowing DRH to maintain existing debt amortization schedule and low interest rates

Sales and Traffic 7

Average Check and Traffic Trends 8 NOTE: Average check is predominantly driven by price, but is also influenced by product mix and, to a lesser extent, average guests per check. 1 – Ramping up of Tuesday Promotion and the Bogo Blitz offering in 2016 drove 170 bp of the 12.3% traffic decline in Q4 2017. 2.6% 2.9% 5.5% 5.9% 7.7% 4.1% 1.3% 0.8% -2.2% -2.7% -1.8% -5.4% -0.3% -3.7% -4.4% -6.8% 4.3% 3.0% -3.1% -3.7% 0.9% 1.1% 2.2% 0.2% 0.6% -2.5% -1.8% -2.0% -2.0% -3.0% -3.3% -4.3% 2.0% -1.9% -6.3% -12.3% 1.1% -3.0% -3.2% -4.8% 1.7% 1.7% 3.3% 5.7% 7.1% 6.6% 3.1% 2.8% -0.2% 0.2% 1.4% -1.1% -2.3% -1.8% 1.9% 5.5% 3.2% 6.1% 0.1% 1.1% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 FY 2014 FY 2015 FY 2016 FY 2017 SSS% Traffic % Avg Check % 1 Traffic was a major issue in both Q3 and Q4, partially due to promotional shifts away from Half Price Tuesdays; Stronger average check reflects pricing and improved penetration of the Blazin’ Rewards loyalty program

Relative SSS Performance – FY 2017 9 Our regional footprint drives the difference in FY 2017 SSS relative to preliminary FY 2017 results reported by BWLD BWW same store sales were negative across all regions of the United States in 2017 ▪ Nearly a third of DRH restaurants are located in the weakest region (Florida) ▪ The remaining DRH restaurants are located in the moderate performing regions (Plains/Midwest) ▪ Over 40% of BWLD locations are located in the strongest regions of the United States Distribution of Locations and BWW Relative SSS Performance by Region Heat Map of BWW Regional Relative SSS Performance Sources: BWLD 2016 10-K and 2018 8-K; DRH data Note: Distribution data based on 2016 YE portfolios for BWLD and BWLD Franchisees, for illustrative purposes. Excludes international. BWLD Relative Region Performance BWLD DRH West/SW 30% 0% Southeast 14% 0% Midwest 27% 49% Plains 9% 23% NE/Mid-Atlantic 18% 0% Florida 3% 28% Weak SSS % 43% 0% Weaker SSS% 36% 72% Weakest SSS% 21% 28% FY2017 SSS% -1.7% -3.7% Distribution of Locations by Region West/Southwest Plains Midwest Southeast Better Worse

Sales Bridge ($M) 10 Q4 and FY 2017 sales were favorably impacted by the 53rd week, increases in average ticket, and NRO’s, offset by negative traffic, particularly in the fourth quarter *FY 2017 Other includes: Unfavorable number of major sporting events ($0.8M), impact of Hurricane Irma ($0.6M), major construction projects ($0.4M). $41.9 $0.1 $5.3 $40.8 $3.7 $2.1 $0.7 Q4 2016 Revenue 53rd Week Avg Ticket NRO Loyalty Deferred Rev Traffic/Other Q4 2017 Revenue Q4 2016 vs. Q4 2017 FY 2016 vs. FY 2017 $165.4 $165.4 $0.4 $8.2 $166.5 $3.7 $2.3 $1.5 FY 2016 Revenue 53rd Week Avg Ticket NROs Loyalty Deferred Rev *Traffic/ Other FY 2017 Revenue

Delivery 11 Delivery and Carry-Out Sales as % of Total The delivery channel continues to show growth, while carry-out as a percentage of total sales declined, largely due to the impact of promotional changes in late-Q3 and Q4 2017 Delivery Drives Incremental Sales ▪ 38 locations now offer delivery service through third parties (up from 26 last year) ▪ 2017 delivery sales increased $1.3M to $2.0M over 2016 and are expected to reach approx. $2.4M in 2018 ▪ Average delivery check is 13% higher than dine-in and 17% higher than carry-out 20.6% 19.3% 19.5% 20.4% 21.9% 21.4% 20.2% 19.1% 1.9% 2.7% 2.8% 3.1% 2.7% 3.0% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 % of Carry-Out Sales % of Delivery Sales

Blazin’ Rewards® Loyalty Program 12 Blazin’ Rewards Members Roll-out began in St. Louis market in mid-2016 and ramped up with remaining locations in Q1 2017; the average loyalty check is currently 17% higher than non-loyalty; attachment rate of 20% was achieved in January 2018 *Loyalty Attachment Rates * Loyalty attachment rate = loyalty checks as a percentage of total checks 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Ju l A u g Se p O ct N o v D ec Ja n Fe b M ar A p r M ay Ju n Ju l A u g Se p O ct N o v D ec Ja n 2016 2017 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 Ju l A u g Se p O ct N o v D ec Ja n Fe b Ma r A p r Ma y Ju n Ju l A u g Se p O ct N o v D ec Ja n 2016 2017

Margins and EBITDA 13

Quarterly Restaurant EBITDA Trends 14 1 – On June 29, 2015, we acquired 18 locations in the St. Louis market to add to our existing 44 units, which had a dilutive AUV of $2.3 million 2 – FF = Franchise-related fees which includes 5.0% royalty and 3.0 – 3.15% NAF (national advertising fund) Record high chicken wing prices coupled with sales deleveraging placed added pressure on recent margins AUV ($M) $3.1 $2.8 $2.7 $2.7 $2.7 $2.6 $2.6 $2.6 $2.8 $2.5 $2.4 $2.4 2.8 $2.8 $2.6 $2.5 21.8% 20.6% 19.4% 20.3% 21.5% 20.0% 19.6% 16.5% 19.0% 16.6% 15.9% 17.1% 21.2% 20.4% 19.4% 17.1% 5.5% 5.9% 6.4% 6.6% 6.5% 6.8% 7.0% 7.2% 6.5% 7.1% 7.6% 7.2% 5.2% 6.2% 6.8% 7.1% 8.0% 8.0% 8.0% 8.0% 8.2% 8.1% 8.1% 8.1% 8.0% 8.1% 8.2% 8.1% 8.0% 8.0% 8.1% 8.1% 12.6% 13.4% 13.0% 12.7% 11.5% 12.1% 13.3% 14.0% 12.3% 12.9% 13.8% 13.1% 13.2% 12.9% 12.7% 12.9% 23.3% 23.9% 25.1% 24.8% 24.4% 25.2% 24.7% 25.0% 24.7% 25.5% 25.4% 25.3% 23.8% 24.4% 24.8% 25.2% 28.8% 28.1% 28.1% 27.6% 28.0% 27.9% 27.4% 29.2% 29.4% 29.9% 29.2% 29.3% 28.5% 28.1% 28.1% 29.4% 0 0.5 1 1.5 2 2.5 3 3.5 KEY Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 FY 2014 FY 2015 FY 2016 FY 2017 AUV ($M) C O S LA B O R OPE X FF2 OCC R ES T. EB IT D A 11

Cost of Sales Bridge 15 Historically high traditional chicken wing costs and lower wing yields, coupled with the Tuesday wing promotions, were responsible for a 137 bp increase in cost of sales in 2017 vs. 2016 29.44% 0.03% 28.10% 1.37% FY 2016 COS % Traditional Wings Food/Beverage/Other FY 2017 COS %

COS Trends and Wing Impact 16 NOTE: Wing prices shown are the average price paid per pound of fresh, jumbo chicken wings – including distribution costs of approximately $0.29 per pound 1 – Q3 actual reported COS was 29.2% which included $323K in cover charges for a UFC fight that had no cost associated with it 2- Q1 2018 = Jan Actual + Feb –Mar Forecast Traditional wing costs were escalated throughout 2017 and hit record highs in Q4, but have recently declined from these highs; wings as % of total COS spiked to 24.7% in 2017 28.8% 28.1% 28.1% 27.6% 28.0% 27.9% 27.4% 29.2% 29.4% 29.9% 29.5% 29.3% 28.0% 28.5% 28.1% 28.1% 29.4% 21.7% 20.1% 20.4% 19.5% 20.3% 20.9% 19.5% 23.5% 24.0% 24.9% 25.3% 24.7% 21.0% 18.4% 20.4% 21.1% 24.7% $1.89 $1.77 $1.80 $1.79 $1.92 $1.92 $1.70 $1.95 $2.02 $2.03 $2.14 $2.13 $1.88 $1.53 $1.81 $1.87 $2.07 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 FY 2014 FY 2015 FY 2016 FY 2017 Total COS % Wing Cost % of Total COS Wing Cost/Lb 21

Historical Wing Prices 17 $ / lb. Fresh Jumbo Northeast Chicken Wing Spot Prices Source: Urner Barry Comtell™ UB Chicken – Northeast Jumbo Wings NOTE: Logistics cost to restaurants is $0.29 / lb. over the spot price Volatile fresh wing spot prices had ranged between $1.41 and $2.16/lb. since 2015; prices have been on the decline since October 2017, with the spot price currently at $1.35

Total Labor Trends 18 NOTE: OH = Overhead labor costs including payroll taxes, FUTA, SUTA, health benefits and retirement plan. Bonus is typically between 1.0-1.2% of sales. Hourly and total labor costs continue to be held in check as we push productivity initiatives as a means of offsetting wage inflation ($M) $3.1 $2.8 $2.7 $2.7 $2.7 $2.6 $2.6 $2.6 $2.8 $2.5 $2.4 $2.4 $2.8 $2.6 $2.5 12.5% 13.2% 13.8% 13.3% 13.1% 13.6% 13.3% 13.6% 13.1% 13.8% 13.7% 13.6% 13.2% 13.4% 13.5% 13.9% 5.6% 6.0% 6.4% 6.4% 6.2% 6.4% 6.6% 6.6% 6.6% 6.8% 7.1% 7.2% 6.1% 6.5% 6.9% 7.1% 5.2% 4.7% 4.9% 5.2% 5.1% 5.1% 4.8% 4.8% 5.1% 4.8% 4.7% 4.5% 5.0% 4.9% 4.8% 5.0% Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 FY 2015 FY 2016 FY 2017 2018 Fcst Hourly Labor % of Sales Bonus & OH % of Sales AUV ($M) 23.9% 25.1% 24.8% 24.4% 25.2% 24.7% 25.0% 24.7% 25.5% 25.4% 25.3% 24.4% 24.8% 25.2% 26.1% 23.3%

G&A Run Rate Trending Down 19 G&A costs continue to trend down as cost savings initiatives take effect; nearing our target of 5% of sales, despite lower than anticipated sales $7.9 $7.6 $7.2 $1.0 $0.8 $0.7 5.4% 5.1% 5.0% 5.0% 5.1% 5.1% 5.2% 5.2% 5.3% 5.3% 5.4% 5.4% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 FY2016 FY 2017 2018 Fcst G&A $ Marketing $ Total G&A % of Sales

Adjusted EBITDA Trends 20 21.8% 20.6% 19.4% 20.3% 21.5% 20.0% 19.6% 16.5% 19.0% 16.6% 15.9% 17.1% 21.2% 20.4% 19.4% 17.1% 4.3% 8.0% 5.8% 5.1% 4.9% 5.3% 5.7% 5.6% 5.1% 5.0% 4.9% 5.3% 5.1% 5.7% 5.4% 5.1% 1 1.5 2 2.5 3 Key Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 FY 2014 FY 2015 FY 2016 FY 2017 AUV ($M) G & A R ES T. EB IT D A AUV ($M) $3.1 $2.8 $2.7 $2.7 $2.7 $2.6 $2.6 $2.6 $2.8 $2.5 $2.4 $2.4 $2.8 $2.8 $2.6 $2.5 G&A expenses have been reduced, partially offsetting the impact of lower store-level margins driven by higher cost of sales and lower overall sales

Exhibits 21

Free Cash Flow and Net Debt 22 2015 2016 2017 Total net sales 144.8$ 166.5$ 165.5$ Restaurant level EBITDA 29.7$ 32.3$ 28.3$ Adjusted EBITDA 21.6$ 23.3$ 19.9$ Capital expenditures (20.2)$ (12.5)$ (4.7)$ Changes in net working capital 3.9$ 0.0$ 0.0$ Interest (4.2)$ (5.8)$ (6.6)$ Taxes -$ -$ -$ Free cash flow 1.1$ 5.0$ 8.6$ Scheduled debt amortization (8.2)$ (10.0)$ (12.1)$ Cash 14.2$ 4.0$ 4.4$ Debt 126.3$ 121.2$ 113.9$ Net debt 112.1$ 117.2$ 109.5$ Net debt / EBITDA 5.2X 5.0X 5.5X ($ millions)

EBITDA Reconciliation 23

EBITDA Reconciliation cont. 24 Restaurant-Level EBITDA represents net income (loss) plus the sum of non-restaurant specific general and administrative expenses, restaurant pre- opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses related to acquisitions, equity offerings or other non-recurring expenses. Adjusted EBITDA represents net income (loss) plus the sum of restaurant pre-opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not presented in accordance with GAAP, because we believe they provide an additional metric by which to evaluate our operations. When considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income, and cash flows from operations, to assess our historical and prospective operating performance and to enhance the understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) they are used internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors. Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses and restaurant pre-opening costs, which is non-recurring. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency, and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structure and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of property and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management team believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations. Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing, or financing activities, or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures.